SUPPLEMENTAL INFORMATION

FOR THE THREE MONTHS ENDED MARCH 31, 2016 AND 2015

WP GLIMCHER®

SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

CONSOLIDATED STATEMENTS OF OPERATIONS
WP Glimcher Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended March 31,
	2016	2015

Revenue:
Minimum rent (see components on page 4)	$143,105	$160,906
Overage rent	3,457	3,264
Tenant reimbursements	57,956	69,245
Other (see components on page 4)	5,513	4,303
Total revenues	210,031	237,718

Expenses:
Property operating	(43,934)	(51,109)
Real estate taxes	(24,491)	(30,525)
Advertising and promotion	(2,232)	(2,675)
Total recoverable expenses	(70,657)	(84,309)
Depreciation and amortization	(71,403)	(92,184)
Provision for credit losses	(732)	(698)
General and administrative	(10,804)	(9,589)
Merger and transaction costs	—	(20,810)
Ground rent	(1,057)	(2,373)
Total operating expenses	(154,653)	(209,963)

Operating Income	55,378	27,755

Interest expense, net	(37,348)	(37,114)
Income and other taxes	(979)	(445)
(Loss) income from unconsolidated real estate entities, net	(1,161)	216
Loss on disposition of properties	(2,209)	—

Net income (loss)	13,681	(9,588)
Net income (loss) attributable to noncontrolling interests	1,659	(2,296)
Net income (loss) attributable to the Company	12,022	(7,292)
Less: Preferred share dividends	(3,508)	(4,978)
Net income (loss) attributable to common shareholders	$8,514	$(12,270)

Earnings (loss) per common share, basic and diluted	$0.05	$(0.07)

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
WP Glimcher Inc.
(Unaudited, dollars in thousands)

	March 31,	December 31,
	2016	2015
Assets:
Investment properties at cost	$6,568,157	$6,568,662
Construction in progress	91,248	87,538
	6,659,405	6,656,200
Less: accumulated depreciation	2,259,242	2,225,750
	4,400,163	4,430,450

Cash and cash equivalents	91,259	116,253
Tenant receivables and accrued revenue, net (see components on page 3)	87,689	91,603
Real estate assets held-for-sale	—	30,000
Investment in and advances to unconsolidated entities, at equity	474,259	488,071
Deferred costs and other assets (see components on page 3)	311,424	303,232
Total assets	$5,364,794	$5,459,609

Liabilities:
Mortgage notes payable	$1,788,620	$1,793,439
Notes payable	247,093	246,728
Unsecured term loans	1,333,417	1,332,812
Revolving credit facility	260,943	275,622
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	360,959	379,112
Distributions payable	2,992	2,992
Cash distributions and losses in partnerships and joint ventures, at equity	15,398	15,399
Total liabilities	4,009,422	4,046,104

Redeemable noncontrolling interests	5,773	6,132

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	19	19
Capital in excess of par value	1,224,968	1,225,926
Accumulated deficit	(252,063)	(214,243)
Accumulated other comprehensive (loss) income	(9,604)	1,716
Total stockholders' equity	1,165,896	1,215,994
Noncontrolling interests	183,703	191,379
Total equity	1,349,599	1,407,373
Total liabilities, redeemable noncontrolling interests and equity	$5,364,794	$5,459,609

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
WP Glimcher Inc.
(dollars in thousands)

	Consolidated	Pro-Rata	Total	Consolidated	Pro-Rata	Total
	Balances	Balances	Balances	Balances	Balances	Balances
	3/31/2016	3/31/2016	3/31/2016	12/31/2015	12/31/2015	12/31/2015

Tenant accounts receivable and accrued revenue, net:
Straight-line receivable	$40,365	$2,221	$42,586	$39,092	$1,580	$40,672
Tenant receivable	17,956	2,466	20,422	14,027	2,947	16,974
Allowance for doubtful accounts, net	(7,015)	(966)	(7,981)	(4,513)	(627)	(5,140)
Unbilled receivables and other	36,383	6,965	43,348	42,997	10,932	53,929
Total	$87,689	$10,686	$98,375	$91,603	$14,832	$106,435

Deferred costs and other assets:
Deferred leasing, net	$90,482	$13,369	$103,851	$100,837	$14,955	$115,792
In place lease intangibles, net	93,556	33,868	127,424	99,836	36,007	135,843
Acquired above market lease intangibles, net	45,136	21,186	66,322	47,285	22,042	69,327
Mortgage and other escrow deposits	43,389	5,327	48,716	38,906	5,223	44,129
Prepaids, notes receivable and other assets, net	38,861	2,142	41,003	16,368	886	17,254
Total	$311,424	$75,892	$387,316	$303,232	$79,113	$382,345

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$201,649	$15,801	$217,450	$196,800	$19,125	$215,925
Below market leases, net	126,074	41,244	167,318	134,315	44,158	178,473
Other	33,236	6,768	40,004	47,997	4,405	52,402
Total	$360,959	$63,813	$424,772	$379,112	$67,688	$446,800

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF MINIMUM RENTS AND OTHER REVENUE
WP Glimcher Inc.
(unaudited, dollars in thousands)

	Three Months Ended March 31,
	2016	2015 (1)

Components of Minimum Rents:

Base rent	$134,896	$146,715
Mark-to-market adjustment	1,883	4,638
Straight-line rents	(246)	1,595
Temporary tenant rents	6,572	7,958
Total Minimum Rents	$143,105	$160,906

Components of Other Revenue:
Sponsorship and other ancillary property income	$2,959	$3,494
Fee income	1,448	96
Lease termination income	350	623
Other	756	90
Total Other Revenue	$5,513	$4,303

(1) Some reclassifications have been made for consistent presentation, primarily from temporary tenant rents to sponsorship and other ancillary property income.

SUPPLEMENTAL INFORMATION | 4

CALCULATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
WP Glimcher Inc.
(dollars in thousands, except per share data)

	Three Months Ended March 31,
	2016	2015
Funds from Operations ("FFO"):
Net income (loss)	$13,681	$(9,588)
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(5,028)
Real estate depreciation and amortization, including joint venture impact	79,412	91,682
Noncontrolling interests portion of depreciation and amortization	(39)	(33)
Loss on disposition of properties	2,209	—
Net loss attributable to noncontrolling interest holders in properties	6	3
FFO	$91,701	$77,036

Adjusted Funds from Operations:
FFO	$91,701	$77,036
Add back: Glimcher merger and transaction costs	—	20,810
Add back: Bridge loan fee amortization	—	4,120
Adjusted FFO	$91,701	$101,966

Weighted average common shares outstanding - diluted	220,270	215,044

FFO per diluted share	$0.42	$0.36
Total adjustments	$—	$0.11
Adjusted FFO per diluted share	$0.42	$0.47

Non-cash items included in FFO:
Non-cash stock compensation expense - excluding expenses included in the merger costs above	$674	$2,316
Straight-line adjustment as an increase to minimum rents (1)	$310	$1,595
Straight-line and fair market value adjustment recorded as a increase to ground lease expense (1)	$342	$671
Fair value of debt amortized as a decrease to interest expense (1)	$1,988	$2,724
Loan fee amortization - excluding bridge loan (1)	$1,814	$(702)
Mark-to-market/inducement adjustment as an increase to base rents (1)	$3,175	$4,638
Non-real estate depreciation (1)	$1,773	$1,301
Hedge ineffectiveness as an increase to interest expense	$2,342	$—

(1) includes the pro-rata share of the joint venture properties

SUPPLEMENTAL INFORMATION | 5

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
WP Glimcher Inc.
Including Pro-Rata Share of Unconsolidated Properties
(dollars in thousands)

	Three Months Ended March 31,
	2016	2015	Variance $	Variance %

Comparable Core Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$146,976	$143,806	$3,170	2.2%
Overage rent	3,330	2,876	454	15.8%
Tenant reimbursements	60,779	65,271	(4,492)	-6.9%
Other	2,916	3,082	(166)	-5.4%
Total revenue	214,001	215,035	(1,034)	-0.5%

Expenses:
Recoverable expenses	(65,251)	(72,744)	7,493	-10.3%
Provision for credit losses	(927)	(605)	(322)	53.2%
Ground rent	(1,628)	(1,466)	(162)	11.1%
Total operating expenses	(67,806)	(74,815)	7,009	-9.4%

Comp NOI - Excluding non core properties	$146,195	$140,220	$5,975	4.3%

Comp NOI - Core malls	$112,719	$108,286	$4,433	4.1%
Comp NOI - Community centers	$33,476	$31,934	$1,542	4.8%

Reconciliation of Comp NOI to Operating Income
Operating income	$55,378	$27,755	$27,623

Depreciation and amortization	71,403	92,184	(20,781)
General and administrative	10,804	9,589	1,215
Merger and transaction costs	—	20,810	(20,810)
Fee income	(1,448)	(96)	(1,352)
Management fee allocation	3,610	3,908	(298)
Adjustment to include Glimcher NOI from prior to merger (2)	—	4,186	(4,186)
Pro-rata share of unconsolidated joint ventures in comp NOI	11,166	(5,500)	16,666
Non-comparable properties and other (1)	3,007	(128)	3,135
NOI from sold properties	(295)	(1,308)	1,013
Termination income and outparcel sales	(980)	(633)	(347)
Straight-line rents	246	(1,595)	1,841
Ground lease adjustments for straight-line and fair market value	(5)	671	(676)
Fair market value adjustments to base rents	(1,883)	(4,638)	2,755
Less: non-core properties (3)	(4,808)	(4,985)	177

Comparable NOI - core portfolio	$146,195	$140,220	$5,975
Comparable NOI percentage change - core portfolio			4.3%

Comparable NOI - total portfolio (including non-core)	$151,003	$145,205	$5,798
Comparable NOI percentage change - total portfolio			4.0%

(1) NOI excluded from comparable NOI relates to properties not owned and operating in all periods reported. The assets acquired as part of the Glimcher merger are included in Comp NOI; as described in note 2 below.

(2) Represents an adjustment to add the historical NOI amounts from the 23 properties acquired in the Merger for periods prior to the January 15, 2015 Merger date. This adjustment is included to provide comparability across the periods presented.

(3) NOI from the five non-core malls held in each period presented.

SUPPLEMENTAL INFORMATION | 6

STATEMENTS OF OPERATIONS
INCLUDING PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES
WP Glimcher Inc.
(Unaudited, dollars in thousands)

	Three Months Ended March 31, 2016
	As Reported	WPG's Share of Unconsolidated Entities	Total

Revenue:
Minimum rent	$143,105	$14,550	$157,655
Overage rent	3,457	294	3,751
Tenant reimbursements	57,956	5,473	63,429
Other	5,513	269	5,782
Total revenues	210,031	20,586	230,617

Expenses:
Property operating	(43,934)	(4,656)	(48,590)
Real estate taxes	(24,491)	(2,183)	(26,674)
Advertising and promotion	(2,232)	(238)	(2,470)
Total recoverable expenses	(70,657)	(7,077)	(77,734)
Depreciation and amortization	(71,403)	(9,815)	(81,218)
Provision for credit losses	(732)	(246)	(978)
General and administrative	(10,804)	31	(10,773)
Ground rent	(1,057)	(946)	(2,003)
Total operating expenses	(154,653)	(18,053)	(172,706)

Operating Income	55,378	2,533	57,911

Interest expense, net	(37,348)	(3,692)	(41,040)
Income and other taxes	(979)	(2)	(981)
Loss from unconsolidated real estate entities, net	(1,161)	1,161	—
Loss on disposition of properties	(2,209)	—	(2,209)

Net income	13,681	—	13,681
Net income attributable to noncontrolling interests	1,659	—	1,659
Net income attributable to the Company	12,022	—	12,022
Less: Preferred share dividends	(3,508)	—	(3,508)
Net income attributable to common shareholders	$8,514	$—	$8,514

SUPPLEMENTAL INFORMATION | 7

BALANCE SHEET
INCLUDING PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES
WP Glimcher Inc.
(Unaudited, dollars in thousands)

	March 31, 2016 As Reported	WPG's Share of Unconsolidated Entities	March 31, 2016 Total Share
Assets:
Investment properties at cost	$6,568,157	$866,906	$7,435,063
Construction in progress	91,248	26,256	117,504
	6,659,405	893,162	7,552,567
Less: accumulated depreciation	2,259,242	51,116	2,310,358
	4,400,163	842,046	5,242,209

Cash and cash equivalents	91,259	12,747	104,006
Tenant receivables and accrued revenue, net (see components on page 3)	87,689	10,686	98,375
Investment in and advances to unconsolidated entities, at equity	474,259	—	474,259
Deferred costs and other assets (see components on page 3)	311,424	75,892	387,316
Total assets	$5,364,794	$941,371	$6,306,165

Liabilities:
Mortgage notes payable	$1,788,620	$430,452	$2,219,072
Notes payable	247,093	—	247,093
Unsecured term loans	1,333,417	—	1,333,417
Revolving credit facility	260,943	—	260,943
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	360,959	63,813	424,772
Distributions payable	2,992	—	2,992
Cash distributions and losses in partnerships and joint ventures, at equity	15,398	—	15,398
Total liabilities	4,009,422	494,265	4,503,687

Redeemable noncontrolling interests	5,773	—	5,773

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	—	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	—	98,325
Common stock	19	—	19
Capital in excess of par value	1,224,968	447,106	1,672,074
Accumulated deficit	(252,063)	—	(252,063)
Accumulated other comprehensive loss	(9,604)	—	(9,604)
Total stockholders' equity	1,165,896	447,106	1,613,002
Noncontrolling interests	183,703	—	183,703
Total equity	1,349,599	447,106	1,796,705
Total liabilities, redeemable noncontrolling interests and equity	$5,364,794	$941,371	$6,306,165

SUPPLEMENTAL INFORMATION | 8

SUMMARY OF DEBT
WP Glimcher Inc.
(dollars in thousands)

	Total Debt as of 3/31/2016	Total Debt, Including WPG Share of Unconsolidated Entities as of 3/31/2016	Total Debt as of 12/31/2015	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2015	Schedule of Maturities by Year (2)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Our Share of debt (1):
Mortgage debt
Fixed	$1,592,345	$1,592,345	$1,596,003	$1,596,003	2016	$408,968	5.8%			$408,968	5.8%
Variable	186,100	186,100	186,100	186,100	2017	139,600	3.5%			139,600	3.5%
Debt issuance costs	(5,857)	(5,857)	(6,347)	(6,347)	2018	22,117	4.8%			22,117	4.8%
Fair value debt adjustments	16,032	16,032	17,683	17,683	2019	154,076	6.1%	$763,750	1.8%	917,826	2.5%
Total mortgage debt	1,788,620	1,788,620	1,793,439	1,793,439	2020	199,009	4.2%	749,943	3.0%	948,952	3.2%
					2021	356,756	4.9%			356,756	4.9%
Unsecured debt					2022	137,345	4.4%			137,345	4.4%
Credit facility	263,750	263,750	278,750	278,750	2023	21,450	5.0%	340,000	3.5%	361,450	3.6%
Term loans	1,340,000	1,340,000	1,340,000	1,340,000	2024	360,108	4.7%			360,108	4.7%
Bonds payable	249,943	249,943	249,940	249,940	> 10 Years	401,998	3.8%			401,998	3.8%
Debt issuance costs	(12,240)	(12,240)	(13,528)	(13,528)	Fair value and debt issuance cost adjustments	17,645		(12,240)		5,405
Total unsecured debt	1,841,453	1,841,453	1,855,162	1,855,162	Total debt	$2,219,072	4.9%	$1,841,453	2.6%	$4,060,525	3.9%

Total consolidated debt	$3,630,073	$3,630,073	$3,648,601	$3,648,601

Unconsolidated debt:					(1) Includes pro-rata share of unconsolidated debt
Mortgage loans payable	$910,530	$422,982	$893,303	$416,494	(2) Includes extension options
Debt issuance costs	(2,684)	(1,259)	(2,764)	(1,410)
Fair value debt adjustments	17,115	8,729	15,012	9,066
Total unconsolidated debt	$924,961	$430,452	$905,551	$424,150

Total debt:	$4,555,034	$4,060,525	$4,554,152	$4,072,751

	% of Total Debt as of 3/31/16	Our Share of Total Debt as of 3/31/16	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity

Consolidated debt:
Fixed	74%	$2,689,613	4.5%	4.5
Variable	26%	940,460	1.9%	2.8
Total Consolidated	100%	$3,630,073	3.8%	4.1

Unconsolidated debt:
Fixed	100%	$430,452	4.1%	8.7
Variable	0%	—
Total Unconsolidated	100%	$430,452	4.1%	8.7

Total debt:
Fixed	77%	$3,120,065	4.5%	5.1
Variable	23%	940,460	1.9%	2.8
Total debt	100%	$4,060,525	3.9%	4.1

SUPPLEMENTAL INFORMATION | 9

EBITDA AND KEY BALANCE SHEET METRICS
WP Glimcher Inc.
(dollars in thousands)

	Three Months Ended March 31,
	2016	2015
Calculation of EBITDA:
Net income (loss)	$13,681	$(9,588)
Interest expense, net	37,348	37,114
Income and other taxes	979	445
Depreciation and amortization	71,403	92,184
EBITDA	123,411	120,155
Adjustments related to pro-rata share of unconsolidated entities, net	13,509	150
Merger and transaction costs	—	20,810
Add back: Bridge loan fee amortization	—	4,120
Loss on disposition of properties	2,209	—
Adjusted EBITDA	$139,129	$145,235

	Covenant Requirement	As of March 31, 2016
Key Balance Sheet Metrics:		Ratio
Total indebtedness to Total assets	≤ 65%	48.0%
Secured indebtedness to Total assets	≤ 40%	23.5%
Consolidated EBITDA / Annual service charge	≥ 1.5x	3.58x
Total unencumbered assets / Total unsecured indebtedness	> 150%	240%

Note:  Balance sheet metrics above are based upon the bond covenants definitions using the trailing 12 months of EBITDA for all properties including the Glimcher assets.

SUPPLEMENTAL INFORMATION | 10

KEY GUIDANCE ASSUMPTIONS
WP Glimcher Inc.
2016 Guidance

Year 2016
Guidance
Earnings Expectations:
FFO per share - diluted (1)	$1.76 to $1.82
FFO per share - diluted - second quarter	$0.41 to $0.43

Underlying Assumptions to 2016 Guidance (1):
Comparable NOI growth (2) (pro-rata) for core properties- fiscal year 2016	1.5% to 2.5%
Comparable NOI growth (2) (pro-rata) for core properties- Q2 2016	1.0% to 2.0%
General and administrative expenses (including property allocated overhead)	$63-$65 million
Fair value of debt amortized as a decrease to interest expense (3)	~$7 million
Mark-to-market adjustment as an increase to base rents (3)	~$12 million
Acquisitions	None
Assumed property sales	2 to 3
Assumed lender transitions	3 to 4
Redevelopment spend (3)	$150 to $200 million
Recurring capital expenditures (3)	$65 to $70 million

(1) Guidance excludes non-cash gain in Q2 2016 of ~$35 to $37 million related to Chesapeake Square transition to lender.
(2) Excludes lease termination fees
(3) Includes pro-rata share of joint venture properties

SUPPLEMENTAL INFORMATION | 11

OPERATING METRICS
WP Glimcher Inc.
As of March 31, 2016

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy %		Mall Sales Per Square Foot for 12 Months Ended		Mall Occupancy Cost %		% of Total Comp NOI for 12 Months Ended 3/31/16	NOI Growth for 3 Months Ended 3/31/16
		3/31/2016	3/31/2015	3/31/2016	3/31/2015	3/31/2016	3/31/2015

Community Centers	52	96.4%	95.2%					22.2%	4.8%

Tier 1 Malls	36	92.2%	91.5%	$410	$387	12.3%	12.4%	51.1%	6.2%
Tier 2 Malls-Encumbered [2]	16	85.0%	86.0%	$319	$301	13.1%	13.4%	14.7%	0.7%
Tier 2 Malls-Unencumbered	10	89.7%	89.8%	$307	$297	13.1%	13.1%	8.8%	-1.6%
Core Malls Subtotal	62	90.0%	89.9%	$374	$353	12.5%	12.7%	74.6%	4.1%

Total Core Properties	114	92.4%	91.9%					96.8%	4.3%

MALL TIERS

TIER 1		TIER 2-ENCUMBERED			TIER 2-UNENCUMBERED			NON-CORE¹
Arbor Hills		Anderson Mall			Boynton Beach Mall			Gulf View Square
Arboretum, The		Charlottesville Fashion Square			Chautauqua Mall			Knoxville Center
Ashland Town Center		Lincolnwood Town Center			Colonial Park Mall			Richmond Town Square
Bowie Town Center		Merritt Square Mall			Indian Mound Mall			River Oaks Center
Brunswick Square		Mesa Mall			Irving Mall			Virginia Center Commons
Clay Terrace		Muncie Mall			Maplewood Mall
Cottonwood Mall		Oak Court Mall			New Towne Mall
Dayton Mall		Port Charlotte Town Center			Northwoods Mall
Edison Mall		River Valley Mall			Rolling Oaks Mall
Grand Central Mall		Rushmore Mall			Sunland Park Mall
Great Lakes Mall		Seminole Towne Center
Jefferson Valley Mall		Southern Hills Mall
Lima Mall		Towne West Square
Lindale Mall		Valle Vista Mall
Longview Mall		West Ridge Mall
Malibu Lumber Yard
Mall at Fairfield Commons, The
Mall at Johnson City, The		Transitioned to Lender:
Markland Mall		Chesapeake Square- 4/28/16
Melbourne Square
Morgantown Mall
Northtown Mall
Oklahoma City Properties
Orange Park Mall
Paddock Mall
Pearlridge Center
Polaris Fashion Place
Scottsdale Quarter
Southern Park Mall
The Outlet Collection | Seattle
Town Center at Aurora
Town Center Crossing & Plaza
Waterford Lakes Town Center
Weberstown Mall
Westminster Mall
WestShore Plaza

¹Non-core assets represent 3.2% of total comp NOI as of 3/31/16. Mall sales, occupancy percent and occupancy cost at 3/31/16 including non-core is $370, 89.2% and 12.5%, respectively.
[2]Tier 2 unencumbered properties had a total debt balance of $826.4 million at March 31, 2016 with an average debt yield of 10.8%.

SUPPLEMENTAL INFORMATION | 12

LEASING RESULTS
WP Glimcher Inc.
Year-to-date through March 31, 2016

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Core Malls	208	79,902	494,347	574,249	$28.16	$32.26	$25.86	7.4	4.3	4.8	$3,266	$4,328	$40.87	$8.76
Community Centers	44	91,897	96,762	188,659	$17.76	$17.91	$17.84	7.5	4.9	6.1	$2,590	$329	$28.19	$3.40
SubTotal	252	171,799	591,109	762,908	$22.15	$29.88	$28.19	7.4	4.4	5.0	$5,856	$4,657	$34.09	$ 7.88

Non-Core Properties	11	14,203	26,379	40,582	$17.86	$23.14	$20.97	4.0	2.7	3.2	$71	$—	$4.99	$—

Total	263	186,002	617,488	803,490	$21.80	$29.65	$27.86	7.2	4.3	4.9	$5,927	$4,657	$31.86	$ 7.54

	Base Minimum Rent PSF As of March 31,
	2016		2015
Core Malls	$27.05		$26.68
Community Centers	$13.16		$12.79
Total Core Properties	$21.39		$21.11

Total Portfolio (includes non-core properties)	$21.28		$19.09

Note: The leasing results exclude mall anchor leases and office leases.

SUPPLEMENTAL INFORMATION | 13

RELEASING SPREADS
WP Glimcher Inc.
For the three months ended March 31, 2016

	Square Footage of Openings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Community Centers:

New	34,008	$16.98	$14.38	$2.60	18.1%
Renewal	84,602	$20.65	$19.08	$1.57	8.2%
All Deals	118,610	$19.60	$17.73	$1.87	10.5%

Core Malls:

New	43,658	$37.50	$38.38	$(0.88)	-2.3%
Renewal	448,923	$41.16	$41.02	$0.14	0.3%
All Deals	492,581	$40.83	$40.79	$0.04	0.1%

Total Core Portfolio:

New	77,666	$28.51	$27.87	$0.64	2.3%
Renewal	533,525	$37.90	$37.54	$0.36	1.0%
All Deals	611,191	$36.71	$36.31	$0.40	1.1%

Note: The Company's five non-core malls are excluded from these metrics. Spread including the non-core assets was 0.2%.

SUPPLEMENTAL INFORMATION | 14

TOP 10 TENANTS
WP Glimcher Inc.
As of March 31, 2016

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Signet Jewelers, Ltd.	Andrew's, Body by Pagoda, Gordon's Jewelers, Goodman Jewelers, Jared's, J.B. Robinson Jewelers, Kay Jewelers, Leroy's Jewelers, Mark's & Morgan, Osterman's Jewelry, Piercing Pagoda, Plumb Gold, Silver and Gold Connection, Totally Pagoda, Zales Jewelers	176	231,852	0.3%	3.4%
L Brands, Inc.	Bath & Body Works/White Barn Candle, Pink, Victoria's Secret	136	650,539	1.0%	2.8%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker, World Footlocker	120	492,213	0.7%	2.3%
Ascena Retail Group Inc.	Ann Taylor, Catherine's, Dress Barn, Justice, Justice & Brothers, Lane Bryant, Loft, Maurice's	130	661,411	1.0%	1.8%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	98	266,347	0.4%	1.4%
Genesco Inc.	Buckeye Corner, Buckeye Room, Cardboard Heroes, Chicago Locker Room by Lids, Hat World, Johnston & Murphy, Journeys, Journeys Kidz, Lids, Locker Room by Lids, Shi by Journeys, The Hat Shack, Underground Station	130	213,841	0.3%	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	49	276,814	0.4%	1.3%
The Finish Line, Inc.	Finish Line, Garry Gribble's Running Sports, Running Fit, Texas Running Company	51	281,743	0.4%	1.2%
The Gap, Inc.	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Old Navy	36	417,857	0.6%	1.1%
Golden Gate Capital	California Pizza Kitchen, Express, Express Men, Express Factory Outlet, Eddie Bauer, Eddie Bauer Outlet, Red Lobster	53	353,328	0.5%	1.1%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Sears Holding Corporation	K-Mart, Sears	56	7,865,031	11.6%	1.1%
JCPenney Company, Inc.	JCPenney	47	5,916,726	8.8%	1.4%
Macy's, Inc.	Macy's	35	5,839,726	8.6%	0.3%
Dillard's, Inc.	Dilliards	28	3,902,495	5.8%	0.1%
The Bon-Ton Stores, Inc.	Bon-Ton, Carson Pirie Scott, Elder Beerman, Elder Beerman for Her, Herbergers, Younkers	17	1,666,524	2.5%	0.9%
Target Corporation	Target, Super Target	12	1,625,339	2.4%	0.0%
Kohl's Corporation	Kohl's	13	1,089,873	1.6%	0.8%
Belk, Inc.	Belk, Belk for Her, Belk Home Store	13	1,070,585	1.6%	0.4%
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	16	974,803	1.4%	1.7%
Burlington Stores, Inc.	Burlington Coat Factory	10	880,997	1.3%	0.9%

SUPPLEMENTAL INFORMATION | 15

LEASE EXPIRATIONS (1)
WP Glimcher Inc.
As of March 31, 2016

Malls
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of ERM Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	289	974,054	655,004	1,629,058	$9.49	$28.45	3.6%
2016	337	761,551	939,524	1,701,075	$6.59	$27.48	4.9%
2017	869	2,299,042	2,721,843	5,020,885	$2.46	$26.81	13.8%
2018	758	2,100,285	2,125,922	4,226,207	$4.89	$29.69	13.2%
2019	556	2,409,581	1,910,445	4,320,026	$3.97	$27.37	11.4%
2020	472	2,376,440	1,694,143	4,070,583	$4.61	$25.63	10.2%
2021	320	2,801,272	1,284,491	4,085,763	$5.85	$24.52	8.5%
2022	256	917,905	965,414	1,883,319	$6.99	$27.45	6.0%
2023	289	1,843,030	1,226,707	3,069,737	$7.97	$25.57	7.6%
2024	223	856,603	845,775	1,702,378	$5.85	$29.18	5.0%
2,025	210	1,376,848	924,051	2,300,899	$15.17	$26.52	5.8%
2026 and Thereafter	244	12,816,731	997,103	13,813,834	$6.33	$24.35	5.8%
Specialty Leasing Agreements w/ terms in excess of 11 months	876	—	2,040,798	2,040,798	$—	$10.83	4.2%

Community Centers
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of CSC Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	24	—	74,955	74,955	$—	$17.38	0.6%
2016	87	237,830	273,235	511,065	$10.27	$18.34	5.3%
2017	170	747,056	506,473	1,253,529	$7.33	$18.71	10.8%
2018	152	952,894	440,578	1,393,472	$10.88	$17.18	13.2%
2019	149	717,567	475,339	1,192,906	$10.39	$20.00	12.5%
2020	175	1,274,155	549,423	1,823,578	$11.50	$21.65	19.6%
2021	91	1,185,381	283,449	1,468,830	$8.54	$18.56	11.3%
2022	40	534,270	183,351	717,621	$9.15	$15.55	5.3%
2023	53	419,096	226,174	645,270	$9.92	$19.42	6.3%
2024	42	459,153	198,008	657,161	$8.82	$18.72	5.7%
2,025	37	104,030	108,132	212,162	$16.98	$23.58	3.2%
2026 and Thereafter	72	3,811,897	376,854	4,188,751	$10.02	$11.99	6.1%
Specialty Leasing Agreements w/ terms in excess of 11 months	10	—	37,737	37,737	$—	$3.24	0.1%

(1) Does not consider the impact of renewal options that may be contained in leases.

SUPPLEMENTAL INFORMATION | 16

CAPITAL EXPENDITURES
WP Glimcher Inc.
(dollars in thousands)

	Three Months Ended March 31, 2016	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended March 31, 2016	Three Months Ended March 31, 2015	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended March 31, 2015

New Developments	$1,980	$—	$1,980	$744	$—	$744
Redevelopments, Renovations, and Expansions	$5,836	$5,087	$10,923	$24,746	$—	$24,746
Deferred Leasing Costs	$3,877	$166	$4,043	$3,777	$—	$3,777

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$5,735	$1,402	$7,137	$7,763	$4	$7,767
Operational capital expenditures	1,612	120	1,732	1,629	—	1,629
Total Property Capital Expenditures	$7,347	$1,522	$8,869	$9,392	$4	$9,396

SUPPLEMENTAL INFORMATION | 17

REDEVELOPMENT PROJECTS
WP Glimcher Inc.
As of March 31, 2016
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)	Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Fairfield Town Center	Houston	TX	Multi-phase retail development (approved phases)	100%	$50,000 - $60,000	7% - 9%	$15,780		2016/2017

Jefferson Valley Mall	Yorktown Hts	NY	New Dick's Sporting Goods and interior/exterior renovation	100%	$32,000 - $36,000	7% - 8%	$8,100		2016 4Q

Lincoln Crossing	O'Fallon	IL	Academy Sports expansion	100%	$6,000 - $8,000	9% - 11%	$213		2017 2Q

Lindale Mall	Cedar Rapids	IA	New Kirkland's and other national retailers	100%	$3,000 - $5,000	9% - 11%	$12		2016 4Q

Longview Mall	Longview	TX	New Dick's Sporting Goods, H&M and interior/exterior renovation	100%	$14,000 - $16,000	8% - 10%	$385		2016 4Q

New Towne Mall	New Philadelphia	OH	Re-tenant Sears anchor space with national retailer	100%	$6,000 - $7,000	7% - 8%	$57		2016 4Q

Scottsdale Quarter - Phase III	Scottsdale	AZ	New ground-level retail in existing residential building; New retail and office tenants in new mixed-use building	51%	$53,800 - $63,800	7% - 8%	$41,532	(4)	2016 4Q

Town Center Plaza	Leawood	KS	New building with Arhaus and Restoration Hardware	51%	$18,000 - $22,000	7% - 8%	$11,630	(5)	2016 3Q

Westminster Mall	Westminster	CA	New Sky Zone, Luxe Buffet and additional restaurant	100%	$6,000 - $7,000	11% - 13%	$2		2017 4Q

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process. Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment, although each project does benefit other aspects of the mall.
(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) Amount shown is 100% of the project spend as the lease was executed prior to the O'Connor Joint Venture.

SUPPLEMENTAL INFORMATION | 18

PROPERTY INFORMATION
WP Glimcher Inc.
As of March 31, 2016

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
Anderson Mall	SC	Anderson	100%	670,022	314,833	355,189	12/1/2022	4.61%	Fixed	$19,361	$19,361
Arbor Hills	MI	Ann Arbor	93%	87,395	87,395	0	1/1/2026	4.27%	Fixed	$25,498	$23,619
Arboretum, The	TX	Austin	100%	194,702	194,702	0
Ashland Town Center	KY	Ashland	100%	435,282	331,892	103,390	7/6/2021	4.90%	Fixed	$38,999	$38,999
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	578,026	276,728	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	1,102,242	590,688	511,554
Brunswick Square	NJ	East Brunswick (New York)	100%	759,990	288,694	471,296	3/1/2024	4.80%	Fixed	$74,703	$74,703
Charlottesville Fashion Square	VA	Charlottesville	100%	577,934	354,230	223,704	4/1/2024	4.54%	Fixed	$48,497	$48,497
Chautauqua Mall	NY	Lakewood	100%	458,779	453,803	4,976
Chesapeake Square (4) (5)	VA	Chesapeake (VA Beach)	100%	760,567	561,056	199,511	2/1/2017	5.84%	Fixed	$62,373	$62,373
Clay Terrace	IN	Carmel (Indianapolis)	100%	575,877	557,001	18,876
Colonial Park Mall	PA	Harrisburg	100%	739,066	363,398	375,668
Cottonwood Mall	NM	Albuquerque	100%	1,053,194	411,617	641,577	4/6/2024	4.82%	Fixed	$102,007	$102,007
Dayton Mall	OH	Dayton	100%	1,443,335	771,554	671,781	9/1/2022	4.57%	Fixed	$82,000	$82,000
Edison Mall	FL	Fort Myers	100%	1,055,055	572,762	482,293
Grand Central Mall	WV	Parkersburg	100%	848,378	737,897	110,481	7/6/2020	6.05%	Fixed	$41,675	$41,675
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,287,739	580,605	707,134
Gulf View Square (3)	FL	Port Richey (Tampa)	100%	756,089	401,442	354,647
Indian Mound Mall	OH	Newark	100%	556,673	464,012	92,661
Irving Mall	TX	Irving (Dallas)	100%	1,120,020	556,475	563,545
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	545,060	379,368	165,692
Knoxville Center (3)	TN	Knoxville	100%	970,019	515,407	454,612
Lima Mall	OH	Lima	100%	742,868	543,046	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	422,985	422,984	1	4/1/2021	4.26%	Fixed	$51,322	$51,322
Lindale Mall	IA	Cedar Rapids	100%	713,069	462,316	250,753
Longview Mall	TX	Longview	100%	641,062	192,845	448,217
Malibu Lumber Yard	CA	Malibu	100%	31,479	31,479	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,028,444	853,624	174,820
Mall at Johnson City, The	TN	Johnson City	51%	571,702	496,294	75,408	5/6/2020	6.77%	Fixed	$51,346	$26,186
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	906,244	323,764	582,480
Markland Mall	IN	Kokomo	100%	417,669	414,189	3,480
Melbourne Square	FL	Melbourne	100%	723,756	419,846	303,910
Merritt Square Mall	FL	Merritt Island	100%	811,260	475,587	335,673	9/1/2015	10.35%	Fixed	$52,914	$52,914
Mesa Mall	CO	Grand Junction	100%	873,826	431,122	442,704	6/1/2016	5.79%	Fixed	$87,250	$87,250
Morgantown Mall	WV	Morgantown	100%	556,564	556,564	0
Muncie Mall	IN	Muncie	100%	641,062	387,236	253,826	4/1/2021	4.19%	Fixed	$35,813	$35,813
New Towne Mall	OH	New Philadelphia	100%	509,536	509,536	0
Northtown Mall	MN	Blaine	100%	606,093	606,093	0
Northwoods Mall	IL	Peoria	100%	692,260	219,291	472,969
Oak Court Mall	TN	Memphis	100%	849,057	363,240	485,817	4/1/2021	4.76%	Fixed	$38,847	$38,847
Oklahoma City Properties	OK	Oklahoma City	99%	288,088	288,088	0
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	959,405	556,225	403,180
Paddock Mall	FL	Ocala	100%	549,746	319,189	230,557
Pearlridge Center	HI	Aiea	51%	1,139,731	1,086,454	53,277	6/1/2025	3.53%	Fixed	$225,000	$114,750
Polaris Fashion Place	OH	Columbus	51%	1,571,184	734,713	836,471	3/1/2025	3.90%	Fixed	$225,000	$114,750
							3/1/2025	4.46%	Fixed	$15,500	$7,905
Port Charlotte Town Center (5)	FL	Port Charlotte	100%	773,886	489,677	284,209	11/1/2020	5.30%	Fixed	$44,648	$44,648
Richmond Town Square (3)	OH	Richmond Heights (Cleveland)	100%	1,011,464	541,513	469,951

SUPPLEMENTAL INFORMATION | 19

PROPERTY INFORMATION
WP Glimcher Inc.
As of March 31, 2016

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
River Oaks Center (3)	IL	Calumet City (Chicago)	100%	1,190,500	686,236	504,264
River Valley Mall	OH	Lancaster	100%	521,578	521,578	0	1/11/2016	5.65%	Fixed	$44,931	$44,931
Rolling Oaks Mall	TX	San Antonio	100%	882,347	286,039	596,308
Rushmore Mall	SD	Rapid City	100%	829,305	752,829	76,476	2/1/2019	5.79%	Fixed	$94,000	$94,000
Scottsdale Quarter	AZ	Scottsdale	51%	702,558	702,558	0	6/1/2025	3.53%	Fixed	$165,000	$84,150
Seminole Towne Center	FL	Sanford (Orlando)	22%	1,103,521	590,230	513,291	5/6/2021	5.97%	Fixed	$56,267	$12,593
Southern Hills Mall	IA	Sioux City	100%	793,918	549,971	243,947	6/1/2016	5.79%	Fixed	$101,500	$101,500
Southern Park Mall	OH	Youngstown	100%	1,209,929	1,014,365	195,564
Sunland Park Mall	TX	El Paso	100%	927,512	332,575	594,937
Outlet Collection | Seattle, The	WA	Seattle	100%	922,454	922,454	0	1/14/2020	1.92%	Variable	$86,500	$86,500
Town Center at Aurora	CO	Aurora (Denver)	100%	1,080,917	340,975	739,942	4/1/2021	4.19%	Fixed	$55,000	$55,000
Town Center Crossing & Plaza	KS	Leawood	51%	620,828	484,267	136,561	2/1/2027	4.25%	Fixed	$35,755	$18,235
							2/1/2027	5.00%	Fixed	$71,982	$36,711
Towne West Square	KS	Wichita	100%	943,706	447,172	496,534	6/1/2021	5.61%	Fixed	$47,658	$47,658
Valle Vista Mall	TX	Harlingen	100%	650,624	492,223	158,401	5/10/2017	5.35%	Fixed	$40,000	$40,000
Virginia Center Commons (3)	VA	Glen Allen	100%	774,460	433,551	340,909
Waterford Lakes Town Center	FL	Orlando	100%	966,155	691,655	274,500
Weberstown Mall	CA	Stockton	100%	856,827	262,007	594,820	6/8/2016	5.90%	Fixed	$60,000	$60,000
West Ridge Mall	KS	Topeka	100%	996,009	391,898	604,111	3/6/2024	4.84%	Fixed	$41,921	$41,921
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,214,282	441,590	772,692	4/1/2024	4.65%	Fixed	$82,499	$82,499
WestShore Plaza	FL	Tampa	100%	1,076,507	848,045	228,462	10/1/2017	2.80%	Variable	$99,600	$99,600
Malls Total				52,871,821	32,682,692	20,189,129				$2,405,366	$1,972,917

Community Centers
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	696,641	385,096	311,545
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,589	40,927	65,662
Canyon View Marketplace	CO	Grand Junction	100%	43,053	43,053	0	11/6/2023	5.47%	Fixed	$5,450	$5,450
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	305,853	128,972	176,881
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	251,983	216,870	35,113	11/1/2023	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,756	204,295	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,673	109,154	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,911	44,091	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	245,999	3,489
Fairfield Town Center	TX	Houston	100%	108,000	0	108,000
Forest Plaza	IL	Rockford	100%	434,839	414,542	20,297	10/10/2019	7.50%	Fixed	$16,866	$16,866
Gaitway Plaza (5)	FL	Ocala	99%	208,039	207,239	800
Gateway Centers	TX	Austin	100%	512,339	403,336	109,003
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	155,355	146,127	9,228
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,371	53,615	53,756	1/1/2018	4.43%	Fixed	$12,487	$12,487
Keystone Shoppes	IN	Indianapolis	100%	29,126	29,126	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,568	124,939	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	367,370	311,961	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,854	356,417	30,437	10/10/2019	7.50%	Fixed	$15,801	$15,801
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	245,123	39,658	205,465
MacGregor Village	NC	Cary	100%	146,774	146,774	0

SUPPLEMENTAL INFORMATION | 20

PROPERTY INFORMATION
WP Glimcher Inc.
As of March 31, 2016

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Community Centers
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/6/2022	4.28%	Fixed	$23,543	$23,543
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	272,336	180,936	91,400
Morgantown Commons	WV	Morgantown	100%	230,843	230,843	0
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/10/2019	7.50%	Fixed	$6,569	$6,569
North Ridge Shopping Center	NC	Raleigh	100%	169,759	164,359	5,400	12/1/2022	3.41%	Fixed	$12,441	$12,441
Northwood Plaza	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	100%	405,925	372,088	33,837	8/1/2021	5.49%	Fixed	$35,923	$35,923
Plaza at Buckland Hills, The	CT	Manchester	100%	321,885	210,986	110,899
Richardson Square	TX	Richardson (Dallas)	100%	517,267	41,354	475,913
Rockaway Commons	NJ	Rockaway (New York)	100%	238,270	229,162	9,108
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	374,430	73,154	301,276
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	202,952	191,999	10,953
Shops at Arbor Walk, The	TX	Austin	100%	458,469	280,315	178,154	8/1/2021	5.49%	Fixed	$40,601	$40,601
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,039	365,039	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	391,653	329,811	61,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	151,643	101,643	50,000
University Town Plaza	FL	Pensacola	100%	565,538	216,194	349,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	575,548	290,009	285,539
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Plaza	KS	Topeka	100%	253,086	98,593	154,493	3/6/2024	4.84%	Fixed	$10,480	$10,480
West Town Corners (5)	FL	Altamonte Springs (Orlando)	100%	382,423	233,805	148,618
Westland Park Plaza (5)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	404,879	248,533	156,346	10/10/2019	7.50%	Fixed	$13,138	$13,138
Whitehall Mall	PA	Whitehall	100%	613,731	598,857	14,874	11/1/2018	7.00%	Fixed	$9,630	$9,630
Wolf Ranch	TX	Georgetown (Austin)	100%	627,283	415,097	212,186
Community Centers Total				14,688,645	9,979,157	4,709,488				$218,929	$218,929

Total				67,560,466	42,661,849	24,898,617				$2,624,295	$2,191,846

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of extension options.
(3) Non-core property.
(4) Property transitioned to the lender on April 28, 2016.
(5) WPG receives substantially all economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Chesapeake Square
(75%); Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).

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GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDA
Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and unrealized remeasurement adjustment of derivative instrument.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income and sales from outparcels.

- Occupancy
Occupancy is the percentage of total owned square footage (GLA) which is leased as of the last day of the reporting period. For malls, all company owned space except for mall anchors, mall majors, office and mall outlots are included in the calculation. For community lifestyle centers, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for mall stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For Malls, majors, freestanding and office tenants are excluded. For Community Centers, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the current quarter and year-to-date period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance (CAM) and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line mall stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

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